UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: March 21, 2013

Date of earliest event reported: March 18, 2013

Constellation Energy Partners LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33147	11-3742489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Main Street, Suite 1300 Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 308-3700

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On March 18, 2013, the Audit Committee of the Board of Managers of Constellation Energy Partners LLC (the “Company”), approved the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013, and approved the dismissal of PricewaterhouseCoopers LLP (“PwC”) as its auditors. The Company formally notified PwC of its dismissal on March 18, 2013.

During the Company’s two most recent fiscal years ended December 31, 2012 and 2011, PwC’s reports on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company and PwC have not, during the Company’s two most recent fiscal years ended December 31, 2012 and 2011 and the subsequent period through March 18, 2013, had any disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreement, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the matter in their reports on the Company’s financial statements for such years; and there were no “reportable events” as the term is described in Item 304(a)(1)(iv) of Regulation S-K.

The Company has requested PwC furnish a letter addressed to the Securities and Exchange Commission stating whether or not PwC agrees with the statements in this Current Report on Form 8-K. A copy of such letter dated March 21, 2013, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

At no time during the Company’s two most recent fiscal years and the subsequent period through March 18, 2013, did the Company, or anyone on its behalf, consult with KPMG regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements and neither a written report was provided to the Company or oral advice was provided that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue nor was KPMG consulted on any other matters or reportable events described under Item 304(a)(2)(ii) of Regulation S-K.

Item 9.01—Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

16.1	Letter from PricewaterhouseCoopers LLP, dated March 21, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTELLATION ENERGY PARTNERS LLC

Date: March 21, 2013	By:	/s/ Charles C. Ward
Charles C. Ward
Chief Financial Officer and Treasurer

Exhibits

Exhibit Number	Description

16.1	Letter from PricewaterhouseCoopers LLP, dated March 21, 2013.